Filed pursuant to Rule 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG GW&K Core Bond ESG Fund

Supplement dated October 21, 2025 to the Prospectus and Statement of Additional Information, each dated March 1, 2025, as supplemented July 1, 2025

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Core Bond ESG Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective as of September 30, 2026, Mary F. Kane will retire from GW&K Investment Management, LLC, the Fund’s subadviser, and will no longer serve as a portfolio manager of the Fund. Effective upon Ms. Kane’s retirement, Brett Kozlowski will serve as the portfolio manager primarily responsible for the day-to-day management of the Fund. Accordingly, as of September 30, 2026, all references to and information relating to Ms. Kane in the Prospectus and SAI are deleted and all references to the portfolio manager of the Fund shall refer to Mr. Kozlowski.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE